Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 29, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(499,733)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(1,982,671)
Dividend Income	233,570
Interest Income	429,487
ETF Transaction Fees	350
Total Income (Loss)	$(1,818,997)

Expenses
Management Fees	$101,107
Professional Fees	31,873
Brokerage Commissions	7,740
Directors' Fees and insurance	7,821
Total Expenses	$148,541
Net Income (Loss)	$(1,967,538)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/24	$163,163,785
Withdrawals (50,000 Shares)	(2,901,626)
Net Income (Loss)	(1,967,538)

Net Asset Value End of Month	$158,294,621
Net Asset Value Per Share (2,750,000 Shares)	$57.56

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 29, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 29, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$763,025
Unrealized Gain (Loss) on Market Value of Commodity Futures	(3,453,001)
Dividend Income	137,924
Interest Income	379,025
ETF Transaction Fees	2,100
Total Income (Loss)	$(2,170,927)

Expenses
Management Fees	$63,864
Professional Fees	35,095
Brokerage Commissions	4,979
Directors' Fees and insurance	4,293
Total Expenses	$108,231
Net Income (Loss)	$(2,279,158)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/24	$131,299,433
Additions (150,000 Shares)	3,622,977
Withdrawals (300,000 Shares)	(7,064,483)
Net Income (Loss)	(2,279,158)

Net Asset Value End of Month	$125,578,769
Net Asset Value Per Share (5,250,000 Shares)	$23.92

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 29, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 29, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$263,292
Unrealized Gain (Loss) on Market Value of Commodity Futures	(5,435,672)
Dividend Income	371,494
Interest Income	808,512
ETF Transaction Fees	2,450
Total Income (Loss)	$(3,989,924)

Expenses
Management Fees	$164,971
Professional Fees	66,968
Brokerage Commissions	12,719
Non-interested Directors' Fees and Expenses	12,114
Total Expenses	$256,772
Net Income (Loss)	$(4,246,696)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/24	$294,463,218
Additions (150,000 Shares)	3,622,977
Withdrawals (350,000 Shares)	(9,966,109)
Net Income (Loss)	(4,246,696)

Net Asset Value End of Month	$283,873,390

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 29, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596